    As filed with the Securities and Exchange Commission on November 9, 2001

                                               Registration No. 33-2659/811-4556

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14

            REGISTRIATION STATEMENT UNDER THE SECURITIES ACT OF 1933

|_| Pre-Effective Amendment No.                 |_| Post-Effective Amendment No.

                                IDEX Mutual Funds
               (Exact name of Registrant as specified in Charter)

                         Area Code and Telephone Number:
                                 (888) 233-4339
                              570 Carillon Parkway
                       St. Petersburg, Florida 33716-1202
               (address of Principal Executive Offices) (Zip Code)

                              John K. Carter, Esq.
                                IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                     (Name and address of agent for service)

                      ------------------------------------

                                    Copy To:

                             Kimberly J. Smith, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                       ----------------------------------

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on December 10, 2001, pursuant to Rule 488.

Registrant has registered an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is being paid at this time.
                       ----------------------------------


                                IDEX MUTUAL FUNDS

                                    Form N-14

                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

ITEM NO.                                                       HEADING

Part A
1.      Beginning of Registration Statement
        And Outside Front Cover Page of Prospectus..........   Cover Page

2.      Beginning and Outside Back Cover Page of
        Prospectus..........................................   Cover Page

3.      Synopsis and Risk Factors...........................   Summary

4.      Information About the Transaction...................   Letter to Shareholders; Summary; Reasons
                                                               for the Exchange; Information About the Exchange; Q&A

5.      Information About the Registrant....................   Letter to Shareholders; Summary; Reasons
                                                               For the Exchange; Information About the Exchange;
                                                               Additional Information About the Fund and the Acquiring
                                                               Fund

6.      Information About the Company Being Acquired           Letter to Shareholders; Reasons for the Exchange;
                                                               Information About the Exchange;
                                                               Additional Information About the Fund and
                                                               The Acquiring Fund

7.      Voting Information                                     Letter to Shareholders; Cover Page; Voting
                                                               Information; Q & A

8.      Interest of Certain Persons and Experts                Not Applicable

9.      Additional Information Required for                    Not Applicable
        Reoffering by Persons Deemed to be
        Underwriters

PART B                                             STATEMENT OF ADDITIONAL INFORMATION
                                                               CAPTION

10.     Cover Page                                             Cover Page

11.     Table of Contents                                      Not Applicable

12.     Additional Information about the                       Statement of Additional
        Registrant                                             Information of IDEX (1)

13.     Additional Information About the                       Not Applicable
        Company being Acquired

14.     Financial Statements                                   Financial Statements; Pro Forma
                                                               Financial Statements; IDEX Annual Report (2)


(1) Incorporated by reference to the Registration Statement of the Registrant on Form N-1A (File No. ___).
(2)     IDEX Annual Report incorporated by reference.


PART C

15.     Indemnification

16.     Exhibits

17.     Undertakings

 IMPORTANT INFORMATION FOR SHAREHOLDERS OF IDEX MUNDER NET50, IDEX TRANSAMERICA
  SMALL COMPANY, AND IDEX PILGRIM BAXTER TECHNOLOGY TO HELP YOU UNDERSTAND AND
                             VOTE ON THE PROPOSALS

     Please read the enclosed prospectus/proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals:

Q.  ON WHAT PROPOSALS AM I BEING ASKED TO VOTE?
A.  Shareholders are being asked to:

- Consider, on behalf of the funds in which they own shares) an Agreement and Plan of Reorganization for the transfer of all of the assets, less liabilities, of IDEX Munder Net50, IDEX Transamerica Small Company and IDEX Pilgrim Baxter Technology in exchange for shares of Pilgrim Baxter Mid Cap Growth.

- Re-elect the current Trustees of IDEX and elect two new Trustees to the Board of Trustees.

- To permit IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of the Fund (the "Board"), to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers for the Fund, without obtaining shareholder approval.

Q.  WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF THE EXCHANGE?

A. A closing date will be set for the reorganization. Shareholders will receive full and fractional shares of IDEX Pilgrim Baxter Mid Cap Growth (the "Acquiring Fund") equal in value to the shares of IDEX Munder Net50, IDEX Transamerica Small Company and/or IDEX Pilgrim Baxter Technology (each a "Fund," collectively, the "Funds") that they owned on the Closing Date. The net asset value per share of the Acquiring Fund will not be affected by the transaction. So the reorganization will not result in a dilution of any shareholder's interest.

Q.  WHAT ARE THE ADVANTAGES OF MERGING THE FUNDS?

A.  There are three key potential advantages:
    Pilgrim Baxter & Associates, Ltd. Is recognized as a stellar money manager in the mutual fund industry.

    By combining the funds, shareholders may enjoy lower expense ratios over time. Larger funds tend to enjoy economies of scale not available to funds with smaller assets under management.

    These lower costs may lead to stronger performance, since total return to a fund's shareholders is net of fund expenses.

    The potential benefits are explained in more detail in the enclosed prospectus/proxy statement.

Q.  HOW ARE THESE FUNDS ALIKE?
A.  All funds growth of capital and are categorized as Aggressive Growth Funds.

Q.  IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?

A. Unlike a transaction where you direct IDEX to sell shares of one fund in order to buy shares of another, the reorganization will not be considered a taxable event. The funds themselves will recognize no gains or losses on assets as a result of a reorganization. So you will not have reportable capital gains or losses due to the reorganization.

R.  WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

A. IDEX is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved for shareholders.

    Trustees are selected for election to the Board on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a Fund's operation.

  The Proxy Statement includes a brief description of each nominee's history and current position with IDEX, if applicable.

Q. WHY AM I BEING ASKED TO APPROVE A PROPOSAL TO PERMIT IMI TO ENTER INTO, OR AMEND, A SUB-ADVISORY AGREEMENT WITHOUT SHAREHOLDER APPROVAL?

A. The Board felt that it was in the best interest of IDEX and its shareholders to permit IMI to have maximum flexibility to select, supervise and evaluate sub-advisers, without incurring the unnecessary delay or expense of obtaining shareholder approval because it will allow each fund to operate more efficiently. Currently, a shareholders' meeting must be held to appoint a sub-adviser or materially amend a sub-advisory agreement. This necessitates creation and distribution of proxy materials, and solicitation of proxy votes from shareholders. This process is timely and costly. The Board also feels that IMI has significant experience and expertise in working with, and selecting, sub-advisers.

Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. We need a plurality, or a majority of the votes cast, to approve the proposal to elect the Trustees, we need the affirmative vote of a majority of each applicable fund's outstanding voting securities, as defined by the Investment Company Act of 1940, for the fund specific proposals.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THE DECISIONS BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or ALAMO Direct, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials carefully and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 11:00 a.m. on February 12, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.  HAS THE BOARD APPROVED THE PROPOSALS?
A. Yes. The IDEX Board has approved all of the proposals and recommends that you vote "FOR" each applicable proposal.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share of each fund that you own, and fractional votes to reflect the fractional shares that you own on the record date, November 26, 2001.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by mail, via the Internet, by telephone or by facsimile. To vote by mail, complete and sign the enclosed proxy card, and mail it in the enclosed, postage paid-envelope.

  You may also vote via the Internet at https://vote.proxy-direct.com:  enter
                                        ------------------------------
  your 14-digit control number from your proxy card, and follow the instructions on the web site.

  You may also vote by telephone, too. Call 1-800-597-7836; enter your 14-digit control number from your proxy card, and follow the simple instructions that are given.

  Finally, you instead may fax your vote to us at 1-888-796-9932.

  If you need any assistance, or have any questions regarding the proposals or how to submit your vote, please call IDEX Customer Service at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. Eastern Time (Monday - Friday).

Q.  HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

  JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

  ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as :Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q.  WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. Call your IDEX Customer Service Representative at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday - Friday).

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS RELATING TO THE APPLICABLE FUND. PLEASE READ IT CAREFULLY!

                      IDEX TRANSAMERICA SMALL COMPANY IDEX
                           PILGRIM BAXTER TECHNOLOGY
                                IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

Dear Shareholder:

        As a shareholder of IDEX Munder Net50, IDEX Transamerica Small Company and/or IDEX Pilgrim Baxter Technology (each a "Fund," or collectively, the "Funds"), you are entitled to vote on the following proposals that are described below and in the enclosed materials:

1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Funds to IDEX Pilgrim Baxter Mid Cap Growth (the "Acquiring Fund") in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Funds' stated liabilities (the "Exchange" or the "Reorganization"). The shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Funds, after which each Fund will be dissolved;
2. To re-elect the current Trustees of the Board and to elect two new Trustees to the Board;
3. To consider approval of a proposal permitting IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of IDEX (the "Board"), to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers on behalf of each Fund and future funds, without obtaining shareholder approval ("Sub-Adviser Approval Policy");
as set forth in the Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board is not aware of any other business to come before the meeting.

        The IDEX Board of Trustees (the "Board") has determined that it would be in the best interest of each Fund and its shareholders if each Fund were to exchange its assets (subject to liabilities) for shares of the Acquiring Fund resulting in a larger asset base that may result in overall reductions of fees for shareholders.

        The first proposal provides that each Fund exchange all of its assets, subject to liabilities, for shares of the Acquiring Fund. Promptly thereafter, each Fund will distribute pro rata the Acquiring Fund shares received in the Exchange to its shareholders in complete liquidation of each Fund. Thus, each Fund shareholder will receive for his or her Fund shares a number of Acquiring Fund shares equal to the aggregate NET ASSET VALUE of the shareholder's Fund shares as of the date of the Exchange.

        Here are some facts about the Exchange that will be useful to you as you vote:

        o There will be no cost to you to become a shareholder of the Acquiring Fund
        o In the opinion of counsel, the Exchange will be free from Federal income taxes to you, each Fund and Acquiring Fund
        o The holding period and aggregate tax basis of the Acquiring Fund shares you receive in the Exchange will be the same as the holding period and aggregate tax basis of your Fund shares
        o You will be able to redeem your shares of the Acquiring Fund for cash at net asset value without any redemption fees or required holding period
        o Shares of the Acquiring Fund are priced each day the New York Stock Exchange is open for business and you may redeem all or a part of your shares at the then-current net asset value per share

        o As a shareholder of the Acquiring Fund, you will have the ability to exchange your shares of other open-end funds in the IDEX family of funds

        Further information about the transaction is contained in the enclosed materials, which you should review carefully.

        You are also being asked to re-elect the current members of the IDEX Board Trustees and to elect two new Trustees to the Board.

        Finally you are being asked to consider a proposal to permit IMI, after obtaining Board approval, to enter into and materially amend Sub-Advisory Agreements on behalf of each Fund with non-affiliated sub-advisers without obtaining shareholder approval. This Sub-Adviser Approval Policy may result in cost savings to IDEX and its shareholders.

        A Question and Answer section is included regarding this proxy and its proposals.

        For your convenience, you may vote by mail, by telephone, via the internet or by facsimile.

TO VOTE BY MAIL;
----------------
o       Indicate your votes on the enclosed proxy card;
o       Date and sign the proxy;
o Mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and
o Allow sufficient time for the proxy card to be received on or before 11:00 a.m., February 8, 2002.

You may also vote via the Internet, by telephone or by facsimile by following the enclosed instructions.

If you vote via the Internet, by telephone or via facsimile, please do not mail your proxy card.

        The IDEX Board recommends that each Fund's shareholders vote "FOR" the proposed transactions.

        If you have any questions after considering the enclosed materials, please call 1-888-233-IDEX (4339) (8:00 a.m. - 8:00 p.m. ET - Monday - Friday).

                                             Sincerely,
                                             John R. Kenney
                                             Chairman and Chief Executive
                                             Officer
        December 12, 2001

                                IDEX MUTUAL FUNDS
                                IDEX Munder Net50
                         IDEX Transamerica Small Company
                         IDEX Pilgrim Baxter Technology
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll-Free) 1-888-233-4339
                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                                February 15, 2002

To the shareholders of IDEX Munder Net50, IDEX Transamerica Small Company and/or IDEX Pilgrim Baxter Technology of IDEX Mutual Funds (each a "Fund," collectively the "Funds") of IDEX Mutual Funds:

Notice is hereby given that a special meeting of the shareholders of the Funds will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 15th day of February, 2002 at 11:00 a.m., local time, or any adjournment(s) thereof, for the following purposes:

1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of each Fund to IDEX Pilgrim Baxter Mid Cap Growth (the "Acquiring Fund") in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of each Fund's stated liabilities (the "Exchange" or the "Reorganization"). The shares of the Acquiring Fund received in the Exchange will be distributed by each Fund to its shareholders in liquidation of each Fund, after which each Fund will be dissolved;
2. To re-elect the current Trustees of the Board and to elect two new Trustees to the Board;
3. To consider approval of a proposal permitting IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of IDEX (the "Board"), to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers on behalf of each Fund and future funds, without obtaining shareholder approval ("Sub-Adviser Approval Policy");

as set forth in the Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board is not aware of any other business to come before the meeting.

The Board of Trustees of IDEX (the "Board") has fixed the close of business on November 26, 2001 as the record date (the "Record Date") for the determination of shareholders of each Fund that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of any Fund at the close of business on November 26, 2001. (If you own shares in more than one Fund, you will vote the proposals on behalf of each Fund in which you own shares.) If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please vote by mail, by telephone, via the Internet or by facsimile following the instructions included in this statement. If your shares are held in the name of your brokerage firm (a street name account), please complete your proxy card and return it to your broker. Your vote is still important. If you vote prior to February 8, 2002, and then decide to attend the meeting, you may change your vote in person at the meeting. The proposal set forth above has been unanimously approved by the Board with respect to each Fund. The Board recommends that you vote shares that you are entitled to vote "FOR" each proposal. This Notice and accompanying Proxy Statement will be mailed on or about December 12, 2001.

We look forward to your participation, and we thank you for your continued confidence in IDEX.

                                            By Order of the Board of Trustees,
                                            John K. Carter, Secretary
                                            IDEX Mutual Funds
                                            St. Petersburg, Florida
                                            ________, 2001

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

You may vote by mail, by telephone, via the Internet or by facsimile. Please vote only one time, using the method that you prefer, unless you later decide to change your vote prior to the Meeting.

If you vote by telephone, via the Internet, or by facsimile, please do not mail your proxy card.

IDEX will furnish, without charge, a copy of its most recent annual report to shareholders upon request. To obtain a copy, you may download a copy at www.idexfunds.com, call IDEX Customer Service at 1-(888) 233-4339, or write to IDEX at P.O. Box 9015, Clearwater, FL 33758-9015.


In order to avoid the additional expense and delay of further solicitation, we ask that you mail your proxy promptly.

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD February 8, 2002

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of IDEX Mutual Funds ("IDEX") on behalf of IDEX Munder Net50, IDEX Transamerica Small Company and IDEX Pilgrim Baxter Technology (each a "Fund," collectively, the "Funds") to be used at the Special Meeting of Shareholders (the "Meeting") of each Fund to be held February 8, 2001 at 11:00 a.m., Eastern Time, at the IDEX offices, 570 Carillon Parkway, St. Petersburg, Florida 33716, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholder of record at the close of business on November 26, 2001 are entitled to receive notice of and to vote at the Meeting.

It is proposed that each Fund transfer all of its assets, subject to liabilities, to IDEX Pilgrim Baxter Mid Cap Growth (the "Acquiring Fund"), which is more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by each Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Acquiring Fund shares (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated March 1, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference in its entirety. The SEC maintains a web site (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and each Fund. A copy of the SAI is available without charge by calling 1-888-233-4339, or writing to IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015.


--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

The Acquiring Fund is a series of IDEX, an open-end, diversified management investment company advised by Idex Management, Inc. ("IMI"). The substantive differences between each Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated March 1, 2001, and the Acquiring Fund's Gain and Loss Statement for the period ending ______ each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated by reference. For a free copy of the IDEX Annual Report or Semi-Annual Report, write to IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015, or call 1-888-233-2659.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to IDEX, which must indicate the shareholder's name. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of November 26, 2001, the following shares of each Fund's common stock were issued and outstanding:
               IDEX Munder Net50
               IDEX Transamerica Small Company
               IDEX Pilgrim Baxter Mid Cap Growth

Proxy materials will be mailed to shareholders of record on or about December 12, 2001.

                                TABLE OF CONTENTS

Proposal No. 1 - Acquisition of Assets:
Summary..................................................................
Reasons for the Exchange.................................................
Information about the Exchange...........................................
Proposal No.2 - Election of Trustees to the IDEX Board...................
Proposal No. 3 - Approval of a Sub-Adviser Approval Policy...............
Additional Information about each Fund and the Acquiring Fund............
Voting Information.......................................................
Financial Statements and Experts.........................................
Other Matters............................................................
Notice to Broker/Dealers and Voting Trustees and Their Nominees..........
Exhibit A:  Agreement and Plan of Reorganization.........................

--------------------------------------------------------------------------------
                          SUMMARY - Re: REORGANIZATION
                                 PROPOSAL No. 1
--------------------------------------------------------------------------------

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the IDEX Prospectus (which contains information about each Fund and the Acquiring Fund, dated March 1, 2001) the Annual and Semi-Annual Reports, and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

PROPOSED TRANSACTION. The IDEX Board, including Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")), has approved an Agreement and Plan of Reorganization (the "Plan"). The Plan provides that, subject to the requisite approval of each Fund's shareholders, on the date of the Exchange each Fund will assign, transfer and convey to the Acquiring Fund all of the assets (subject to liabilities) of such Fund, including all securities and cash, in exchange for shares of the acquiring Fund having an aggregate net asset value equal to the value of each Fund's net assets. Each Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder will receive a pro rata net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, each Fund will be dissolved.

As a result of the Exchange, each Fund's shareholders will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

Your Fund's investment manager, IMI, proposed to the Board a reorganization of each Fund with and into the Acquiring Fund so that shareholders of each Fund may become shareholders of a substantially larger fund advised by the same investment adviser with generally historically better long-term performance, and lower fund expenses. The Board also considered the fact that the surviving fund has the potential for lower overall operating expenses. The Board also considered that each Fund and the Acquiring Fund offer Class A, Class B, Class C and Class M shares under identical sales charge arrangements. The Board also considered that the Reorganization would be a tax-free reorganization, and there would be no sales charge imposed in effecting the Reorganization.

The IDEX Board has concluded that the Exchange would be in the best interests of each Fund and its shareholders, and the interests of existing shareholders of each Fund would not be diluted as a result of the transactions contemplated by the Exchange. See "Reasons for the Exchange."

TAX CONSEQUENCES. As a condition to the closing of the Exchange, each Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund's shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, and (c) the holding period and tax basis of each Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by each Fund immediately prior to the Exchange. See "Information about the Exchange - Federal Income Tax Consequences."

COMPARISON OF EACH FUND AND THE ACQUIRING FUND. The following discussion is primarily a summary of certain parts of each Fund's Prospectus, as amended, and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such IDEX Prospectus, which are incorporated herein by reference.

Objectives.  Each Fund has the following investment objectives:

        IDEX Munder Net50:   Seeks to provide long-term capital appreciation.
        IDEX Transamerica Small Company:    Seeks to maximize long-term growth.
        IDEX Pilgrim Baxter Technology:     Seeks growth of capital.
        Acquiring Fund:             Seeks capital appreciation.

Acquiring Fund and Funds. To pursue its goals, the Funds and the Acquiring Fund invest principally in:

        IDEX Munder Net50: Stocks of domestic and foreign companies that are engaged in the Internet and Intranet related businesses.
        IDEX Transamerica Small Company: Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small companies.
        IDEX Pilgrim Baxter Technology: Common stocks of companies doing business in the technology and communications sectors of the market. Acquiring Fund: Common stocks of medium capitalization companies.

Strategies. IDEX Munder Net50: Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities and American Depository Receipts ("ADRs") of both domestic and foreign companies that are engaged in research, design, development manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Intranet related businesses. The fund intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. Of the companies selected, 70-90% are expected to be domestic, while 10-30% are expected to be foreign. There is no limit on the market capitalization of the companies in which the fund may invest, or in the length of operating history for the companies. The fund may invest without limit in small companies and in initial public offerings. The principal risks for this fund include stock risk, foreign stock risk, sector risk and small- and medium-sized companies risk.

IDEX Transamerica Small Company: The fund uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small companies. The fund manager generally invests at least 65% of the fund's assets in equity securities of companies with a small market capitalization (no more than $1 billion). The fund manager selects stocks for small companies that show strong potential for steady growth and high barriers to competition. The principal risks for this fund include stock risk, convertible securities risk, small-cap companies risk and warrants and rights risk.

IDEX Pilgrim Baxter Technology: The fund seeks its objective by investing principally in common stocks of companies the technology and communications sectors of the market. The fund manager generally invests at least 65% of the fund's total assets in common stocks of small, medium or large capitalization companies doing business in the technology and communications sectors of the market. This fund is also concentrated which means Pilgrim Baxter invests 25% or more of the fund's total assets in one or more industries within those sectors. Pilgrim Baxter uses its own fundamental research and proprietary measures of growth and business momentum in determining which stocks to buy and sell. The principal risks for this fund include stock risk, technology stocks risk, and small or medium sized companies risk.

IDEX Pilgrim Baxter Mid Cap Growth (Acquiring Fund): The fund seeks its objective by investing principally in common stocks of medium capitalization companies. In seeking capital appreciation, Pilgrim Baxter invests at least 65% of the fund's total assets in common stocks, issued by companies with market capitalizations or average revenues between $500 million and $10 billion. The fund invests primarily in companies that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research and proprietary measures of growth and business momentum in determining which stocks to buy and sell.

Description of Main Risks. The principal risks associates with an investment in the Acquiring Fund are described below:

        Stock Risk - While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a fund holds fluctuate in price, the value of your investment in a fund will go up and down.

        Medium-Sized Companies Risk - These companies present additional risks because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger, more established companies.

See "Explanation of Strategies and Risks" in the IDEX Prospectus for a more complete description of investment risks applicable to an investment in the Acquiring Fund.

Fees and Expenses. The fees and expenses of each Fund set forth below are estimated because each Fund has not been in existence for one full calendar year. The fees and expenses for the Acquiring Fund are for the fiscal year ended December 31, 2001. The "Pro Forma After Exchange" information is based on net assets and fund accruals of each Fund and the Acquiring Fund as of ___________. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the fund's net asset value per share.

SHAREHOLDER FEES
(fees paid directly from your investment):

The maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares is 5.50% and for Class M shares is 1.00%. The sales charge is not applicable to Class B and C shares. The maximum deferred sales charge (load) for Class B is 5.00% and 1.00% for Class M shares. The charge is not applicable to A and C shares. Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase. Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

ANNUAL FUND OPERATING EXPENSES (Expenses Paid from Fund Assets) (percentage of average net assets):

ACQUIRING FUND SHARES:
---------------------------------------------------------------------
                    Class A     Class B     Class C     Class M
---------------------------------------------------------------------
Management Fees     0.80%       0.80%       0.80%       0.80%
---------------------------------------------------------------------
Distribution and    0.35%       1.00%       1.00%       0.90%
service (12b-1
fees)
---------------------------------------------------------------------
Other Expenses      0.91%       0.91%       0.91%       0.91%
---------------------------------------------------------------------
Total annual fund   2.06%       2.71%       2.71%       2.61%
operating expenses
---------------------------------------------------------------------
Expense reduction   0.46%       0.46%       0.46%       0.46%
(a)
---------------------------------------------------------------------
Net Operating       1.60%       2.25%       2.25%       2.15%
Expenses
---------------------------------------------------------------------

(a) Contractual arrangement with IMI through 11/30/01 for expenses that exceed 1.20% and for the period 12/01/01 through 4/30/02 for expenses that exceed 1.40%; excluding 12b-1 fees.

Munder Net50:
------------------------------------------------------------------------------------------
                    Class A           Class B           Class C          Class M
------------------------------------------------------------------------------------------
Management Fees     1.00%             1.00%             1.00%            1.00%
------------------------------------------------------------------------------------------
Distribution and    0.35%             1.00%             1.00%            0.90%
service (12b-1
fees)
------------------------------------------------------------------------------------------
Other Expenses (a)  2.70%             2.70%             2.70%            2.70%
------------------------------------------------------------------------------------------
Total annual fund   4.05%             4.70%             4.70%            4.60%
operating expenses
------------------------------------------------------------------------------------------
Expense reduction   2.25%             2.25%             2.25%            2.25%
(b)
------------------------------------------------------------------------------------------
Net Operating       1.80%             2.45%             2.45%            2.35%
Expenses
------------------------------------------------------------------------------------------

(a) Because the fund commenced operations in December 2000, the "Other Expenses" are estimates.

(b) Contractual arrangement with IMI through 11/30/01, for expenses that exceed 1.40% and for the period 12/01/01 through 4/30/02. for expenses that exceed 1.60%, excluding 12b-1 fees.

Transamerica Small Company:
------------------------------------------------------------------------------------------
                    Class A           Class B           Class C          Class M
------------------------------------------------------------------------------------------
Management Fees     0.80%             0.80%             0.80%            0.80%
------------------------------------------------------------------------------------------
Distribution and    0.35%             1.00%             1.00%            0.90%
service (12b-1
fees)
------------------------------------------------------------------------------------------
Other Expenses (a)  3.39%             3.39%             3.39%            3.39%
------------------------------------------------------------------------------------------
Total annual fund   4.54%             5.19%             5.19%            5.09%
operating expenses
------------------------------------------------------------------------------------------
Expense reduction   2.94%             2.94%             2.94%            2.94%
(b)
------------------------------------------------------------------------------------------
Net Operating       1.60%             2.25%             2.25%            2.15%
Expenses
------------------------------------------------------------------------------------------

(c) The "Other Expenses" are estimates because the fund commenced operations in March 2000.
(d) Contractual arrangement with IMI through 11/30/01, for expenses that exceed 1.20% and for the period 12/01/01 through 4/30/02. for expenses that exceed 1.40%, excluding 12b-1 fees.

Pilgrim Baxter Technology:
------------------------------------------------------------------------------------------
                    Class A           Class B           Class C          Class M
------------------------------------------------------------------------------------------
Management Fees     1.00%             1.00%             1.00%            1.00%
------------------------------------------------------------------------------------------
Distribution and    0.35%             1.00%             1.00%            0.90%
service (12b-1
fees)
------------------------------------------------------------------------------------------
Other Expenses (a)  0.92%             0.92%             0.92%            0.92%
------------------------------------------------------------------------------------------
Total annual fund   2.27%             2.92%             2.92%            2.82%
operating expenses
------------------------------------------------------------------------------------------
Expense reduction   0.47%             0.47%             0.47%            0.47%
(b)
------------------------------------------------------------------------------------------
Net Operating       1.80%             2.45%             2.45%            2.35%
Expenses
------------------------------------------------------------------------------------------

(e) The "Other Expenses" are estimates because the fund commenced operations in March 2000.
(f) Contractual arrangement with IMI through 11/30/01, for expenses that exceed 1.40% and for the period 12/01/01 through 4/30/02. for expenses that exceed 1.60%, excluding 12b-1 fees.


PRO FORMA AFTER EXCHANGE ACQUIRING FUND:
------------------------------------------------------------------------------------------
                    Class A           Class B           Class C          Class M
------------------------------------------------------------------------------------------
Management Fees     %                 %                 %                %
------------------------------------------------------------------------------------------
Distribution and    %                 %                 %                %
service (12b-1
fees)
------------------------------------------------------------------------------------------
Other Expenses      %                 %                 %                %
------------------------------------------------------------------------------------------
Total annual fund   %                 %                 %                %
operating expenses
------------------------------------------------------------------------------------------
Expense reduction   %                 %                 %                %
------------------------------------------------------------------------------------------
Net Operating       %                 %                 %                %
Expenses
------------------------------------------------------------------------------------------

EXAMPLE:

        This example shows what you could pay in expenses over time. It will help you compare the costs of investing in the Acquiring Fund with the costs of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The return is for illustration purposes only and is not guaranteed. Actual costs may be higher or lower.

ACQUIRING FUND:*
If the shares are redeemed at the end of each period:
------------------------------------------------------------------------------------------
Share Class         1 year            3 years           5 years          10 years
------------------------------------------------------------------------------------------
A                   $ 704             $ 1,118           $ 1,558          $ 2,774
------------------------------------------------------------------------------------------
B**                 $ 728             $ 1,098           $ 1,494          $ 2,851
------------------------------------------------------------------------------------------
C                   $ 228             $   798           $ 1,394          $ 3,008
------------------------------------------------------------------------------------------
M                   $ 415             $   860           $ 1,431          $ 2,981
------------------------------------------------------------------------------------------

*The table reflects the expense cap increase on 12/01/01.
**Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

If the shares are not redeemed:
------------------------------------------------------------------------------------------
Share Class         1 year            3 years           5 years          10 years
------------------------------------------------------------------------------------------
A                   $ 704             $ 1,118           $ 1,558          $ 2,774
------------------------------------------------------------------------------------------
B**                 $ 228             $   798           $ 1,394          $ 2,851
------------------------------------------------------------------------------------------
C                   $ 228             $   798           $ 1,394          $ 3,008
------------------------------------------------------------------------------------------
M                   $ 316             $   860           $ 1,431          $ 2,981
------------------------------------------------------------------------------------------

* The table reflects the expense cap increase on 12/01/01.
**Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

PRO FORMA AFTER EXCHANGE (Acquiring Fund):
If shares are redeemed:
------------------------------------------------------------------------------------------
Share Class         1 year            3 years           5 years          10 years
------------------------------------------------------------------------------------------
A                   $                                                    $
------------------------------------------------------------------------------------------
B*                  $                                                    $
------------------------------------------------------------------------------------------
C                   $                                                    $
------------------------------------------------------------------------------------------
M                   $                                                    $
------------------------------------------------------------------------------------------

*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

If the shares are not redeemed:
------------------------------------------------------------------------------------------
Share Class         1 year            3 years           5 years          10 years
------------------------------------------------------------------------------------------
A                   $                                                    $
------------------------------------------------------------------------------------------
B*                  $                                                    $
------------------------------------------------------------------------------------------
C                   $                                                    $
------------------------------------------------------------------------------------------
M                   $                                                    $
------------------------------------------------------------------------------------------

*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

PAST PERFORMANCE. The average total returns for the Acquiring Fund for Class A shares were (21.84%) and 27.77% for one year and since inception respectively; Class B shares (22.07%) and 29.74%; Class C Shares (17.97%) and 9.59%; and Class M Shares (19.50%) and 30.39%. The total return for the year ended December 31, 2000 was (17.30%).

MANAGEMENT FEES: The investment advisory fee for IDEX Munder Net50 is an annual rate of 1.00% of the first $1 billion of the fund's average daily net assets and 0.95% of average daily net assets over $1 billion. The investment advisory fee for IDEX Transamerica Small Company is an annual rate of 0.80% of the first $500 million of the fund's average daily net assets and 0.70% of assets over $500 million. The investment advisory fee for IDEX Pilgrim Baxter Technology is an annual rate of 1.00% of the first $500 million of the fund's average daily net assets and 0.90% of assets over $500 million.

The current investment advisory fee for the Acquiring Fund is an annual rate of 0.80% of the first $500 million of the fund's average daily net assets and 0.70% of the fund's average daily net assets over $500 million. For the fiscal year ended October 31, 2000, IMI received $ 440,701, less reimbursements of $229,341, for a net of $211,360 for investment advisory services on behalf of IDEX Pilgrim Baxter Technology and did not receive any fees for IDEX Transamerica Small Company as IMI paid $125,027 on behalf of the fund for reimbursements. IMI did not receive any fees for services to IDEX Munder Net50 as it did not commence operations until April 2001. The Acquiring Fund paid IMI $580,661, less reimbursements of $ 373,224, for a net advisory fee of $207,437.

If the current advisory fee for the Acquiring Fund had been effect for the fiscal year ended October 31, 2000, IDEX Munder Net50, IDEX Transamerica Small Company and IDEX Pilgrim Baxter Technology would have paid IMI $________, $______ and $_______, respectively, in investment advisory fees.

BOARD CONSIDERATION OF FEES. The Board reviewed the performance of each Fund, the asset base of each Fund and the fees. It considered a variety of alternatives potentially available to each Fund, including maintaining the status quo or liquidating each Fund.

The Board then examined the nature, quality and scope of the services provided to the Acquiring Fund by Pilgrim Baxter. They then reviewed the fee structure of the Acquiring Fund, and analyzed the fee structure of each Fund. They reviewed the fees of similar funds in the mutual fund industry. They also reviewed the reputation and presence of Pilgrim Baxter in the mutual fund industry. They also noted that both IDEX Pilgrim Baxter Technology and IDEX Munder Net 50 shareholders would realize a reduction in advisory fees under the Acquiring Fund's fee structure.

The Board felt the combined higher net assets should enable the Acquiring Fund to spread costs over accounting, legal and printing, and this larger asset base may thereby potentially reduce the per share expense levels. The Board also determined that higher net asset levels also may benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing by providing the opportunity for greater portfolio diversity.

The Board further determined that these benefits, in turn, should have a favorable effect on the future economies of scale and eliminate certain costs associated with operating separately. These factors, and the reputation of American Century, resulted in the determination that reorganizing each Fund into the Acquiring Fund, was in the best interest of each Fund and its shareholders.

SHARE DISTRIBUTION AND PURCHASE PROCEDURES. Both each Fund and the Acquiring Fund's shares may be purchased at their net asset value on any day the New York Stock Exchange (NYSE) is open. The Acquiring Fund continuously offers new shares to investors at a price equal to the net asset value of the shares at the time of purchase. The Acquiring Fund's net asset value per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Acquiring Fund's net assets by the total number of shares outstanding. The Acquiring Fund's investments generally are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Acquiring Fund's Board. See "Shareholder Information" in the IDEX Prospectus.

SHARE REDEMPTION PROCEDURES. A shareholder of the Acquiring Fund may redeem his or her shares from the Acquiring Fund at any time during which IDEX is open for business by tendering such shares to IDEX. The redemption price the Acquiring Fund will pay for such shares in equal to their net asset value next determined after receipt of a proper request for redemption. See "Shareholder Information - How to Sell Shares" in the IDEX Prospectus.

EXCHANGE PRIVILEGES AND OTHER SHAREHOLDER SERVICES. You can exchange $500 or more of one fund in the IDEX family for shares in the same class of another fund. You may also exchange into the Cash Equivalent Fund without a sales charge. Shareholders of the Acquiring Fund may exchange at net asset value all or a portion of their shares. Please see "Shareholder Information - How to Exchange Shares" in the IDEX Prospectus.

INVESTMENT ADVISER. The investment adviser for both each Fund and the Acquiring Fund is IDEX Management, Inc. ("IMI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. IMI has served as an investment adviser since 1985. IMI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser in the IDEX fund family. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of each Funds. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each fund, and is paid per the terms of the Investment Advisory Agreements.

IMI is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company that is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

PORTFOLIO MANAGEMENT. The Acquiring Fund is sub-advised by Pilgrim Baxter & Associates, Ltd. The fund is managed by a team of investment professions led by Gary L. Pilgrim. Mr. Pilgrim is the president and chief investment officer of Pilgrim Baxter, and has been a growth stock manager for over 30 years.

BOARD MEMBERS. Both each Fund and the Acquiring Fund are managed by the same Board. The Board is composed of seven members. John R. Kenney serves as Chairman and Chief Executive Officer. Mr. Kenney is an affiliated person of IDEX and related entities. Patrick S. Baird, also an affiliated person, serves as Trustee and President of IDEX. The remaining Board members are "disinterested persons" as defined by the 1940 Act. Peter R. Brown serves as Vice Chairman. The remaining "disinterested" Board members are Daniel Calabria, Charles Harris, William Short, Jr. and Jack E. Zimmerman. James L. Churchill and Julian Lerner serve as Trustees Emeritus. Janice B. Case and Russell A. Kimball, Jr. are the current nominees to the Board.

The Board is not required to hold annual meetings to elect Trustees. A description of the Trustees is set forth in the Statement of Additional Information.

CAPITALIZATION. The following table sets forth as of ________ (1) the capitalization of each Fund's shares; (2) the capitalization of the Acquiring Fund's shares; and (3) the pro forma capitalization of the Acquiring Fund's shares, as adjusted showing the effect of the Exchange had it occurred on such date.

------------------------------------------------------------------------------------------
                         Fund Shares           Acquiring Fund        Pro Forma After
                                               Shares                Exchange Acquiring
                                                                     Fund
------------------------------------------------------------------------------------------
Total net assets
------------------------------------------------------------------------------------------
Net  asset   value  per
share
------------------------------------------------------------------------------------------
Shares outstanding
------------------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. Both the Fund and the Acquiring Fund distributes to its shareholders net investment income and any net realized short-term capital gains _______, and net realized long-term capital gains, if any, annually. Such dividends and distributions are automatically reinvested in each Fund or Acquiring Fund shares at net asset value, unless the shareholder requests cash. See "Shareholder Information - Distributions and Taxes" in the IDEX SAI.

SHAREHOLDER RIGHTS. Both the Acquiring Fund and each Fund are part of a Massachusetts Trust, and, thus, their shareholders have the same rights due them under the state law. IDEX is not required to hold annual meetings of shareholders and has no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, IDEX is required to hold a shareholders' meeting if, among other reasons, the number of Trustees elected by shareholders is less than a majority of the total number of Trustees, or if it desires to change any fundamental investment policies. In addition, holders of at least 10% of a fund's outstanding shares may require a fund to hold a shareholder meeting for the purpose of voting on the removal of any Trustee.

                            REASONS FOR THE EXCHANGE

The Board, including a majority of its independent Trustees, has determined that the exchange is in the best interests of each Fund. In approving the Reorganization, the Board considered a number of factors, including:

        (1) the compatibility of the Funds' investment objectives, policies and restrictions;
        (2)     the effect of Exchange on the expense ratio of the Acquiring
                Fund relative to each Fund's current expense ratio;
        (3)     the effect of the Exchange on the Funds' expected investment performance;
        (4) the costs to be incurred by each Fund as a result of the Exchange;
        (5)     the tax consequences of the Exchange;
        (6) possible alternatives to the Exchange, including whether each Fund should continue to operate on a stand-alone basis or should be liquidated;
        (7) the potential benefits of the Exchange to IDEX and its respective shareholders.

The Exchange was recommended to the Board by IDEX at a meeting held on October 30, 2001. In recommending the Exchange, IDEX advised the Board that the investment advisory fees for the Acquiring Fund would be equal to or less than each Fund's fee. The Board considered the performance record of the Acquiring Fund and of each Fund. The Board also considered that with greater net assets, the Funds should reduce the expenses borne by shareholders as a percentage of net assets. The Board was also advised that following the Exchange, the expense ratio for the Acquiring Fund may decrease because the investment advisory fees paid decrease as its size increases.

In determining whether to recommend approval of the Exchange, the Board considered the following factors, among others: (1) the compatibility of the Acquiring Fund and each Fund's investment objective and management policies, as well as the services offered by IDEX to the Funds; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Acquiring Fund and each Fund, as well as the expense rations of similar funds and the estimated expense ratio of the combined fund; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Acquiring Fund and each Fund as a result of the Exchange

                         INFORMATION ABOUT THE EXCHANGE

Plan Of Exchange. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of each Fund at net asset value, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of each Fund's stated liabilities on ____________, or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to each Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the shares of the Acquiring Fund and each Fund, generally computed as of the close of trading on the floor of the NYSE (currently at 4:00 p.m., New York time) on the Closing Date. Portfolio securities of each Fund and the Acquiring Fund, which are described for the Acquiring Fund under "Shareholder Information - Pricing of Shares" in the IDEX Prospectus.

Prior to the Closing Date, each Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Fund shareholders all of each Fund's previously undistributed investment company taxable income, if any, for the fiscal period ending on or prior to the Closing Date (computed without regard to any deduction or dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the fiscal period ending on or prior to the Closing Date (after reduction for any capital loss carried forward).

As conveniently as practicable after the Closing Date, each Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the shares received by it in the Exchange. Such distribution and liquidation will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, each Fund will be dissolved. Some of the outstanding shares of each Fund may be represented by physical certificates; however, in the interest of economy and convenience, shares of the Acquiring Fund issued to Fund shareholders pursuant to the Exchange, will be in uncertificated form. After the Closing Date, any outstanding certificates representing Fund shares will be void.

The Plan may be amended at any time prior to the Exchange. Each Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of each Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of each Fund and the Acquiring Fund being confirmed by the respective parties.

The Plan may be amended at any time prior to the Exchange. Each Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of each Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of each Fund and the Acquiring Fund being confirmed by the respective parties.

The total expenses of the Exchange are expected to be approximately $_____, which will be borne pro rata according to the aggregate net assets of the Acquiring Fund and each Fund on the date of the Exchange.

Federal Income Tax Consequences. The exchange of each Fund's assets for the Acquiring Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, each Fund and the Acquiring Fund will receive the opinion of Sutherland Asbill & Brennan, LLP, counsel to each Fund and the Acquiring Fund, to the effect that on the basis of the existing provisions of the Code, Treasury regulations thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of each Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of each Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code with respect to each Fund; (2) no gain or loss will be recognized by the Acquiring Fund upon receipt of each Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of liabilities of each Fund; (3) no gain or loss will be recognized by each Fund upon transfer of its assets to the Acquiring Fund in exchange for shares and the assumption by the Acquiring Fund of each Fund's liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their Fund shares; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by a Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to each Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by each Fund.

NEITHER EACH FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisors as to state and local tax consequences, if any, of the Exchange.

                    REQUIRED VOTE AND BOARD'S RECOMMENDATION

The IDEX Board has approved the Plan and the Exchange on behalf of each Fund, and has determined that (i) participation in the Exchange is in the best interest of each Fund and its shareholders and (ii) the interests of shareholders of each Fund will not be diluted as a result of the Exchange. Pursuant to the IDEX charter documents, an affirmative vote of a majority of each Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

--------------------------------------------------------------------------------
           THE IDEX BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED"
 TRUSTEES, RECOMMENDS THAT EACH FUND'S SHAREHOLDERS VOTE "FOR" PROPOSAL No. 1 -
                     APPROVAL OF THE PLAN AND THE EXCHANGE.
--------------------------------------------------------------------------------

          ADDITIONAL INFORMATION ABOUT EACH FUND AND THE ACQUIRING FUND

Information about each Fund and the Acquiring Fund is incorporated by reference into the Prospectus/Proxy Statement from the IDEX Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-2659), as amended.

Each Fund and the Acquiring Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the SEC. These materials may be inspected and copied at the Public Reference Facilities of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such materials may also bed obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C., at prescribed rates.

--------------------------------------------------------------------------------
                                 PROPOSAL No. 2:
   To re-elect the current Trustees of the Board and to elect two additional
                             Trustees to the Board.
--------------------------------------------------------------------------------

IDEX is not required to hold annual meetings of shareholders for the election of Trustees. Shareholders are being asked to consider the re-election of the seven Trustees and the election of two new Trustees to the IDEX Board at the Special Meeting pursuant to each Fund's Bylaws, which permit the election of Trustees at any meeting required to be held. Election of the Trustees requires a vote of ALL IDEX shareholders. Shareholders of other IDEX funds will be asked to vote for the Trustees at a later date. The results of the Trustee election will be effective March 1, 2002.

At a meeting held on June 14, 2001 (the "Board Meeting"), the Disinterested Trustees unanimously nominated for re-election: Peter R. Brown, Charles C. Harris, Jack E. Zimmerman, William W. Short, Jr., Daniel Calabria, John R. Kenney, and Patrick S. Baird, the incumbent Trustees; and unanimously nominated for election to the Board, Janice B. Case and Russell A. Kimball, Jr. The Trustees are to be elected to serve until reaching their respective designated retirement ages or until their successors are duly elected and qualified. Following the Special Meeting, IDEX does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. Each of the nominees named has agreed to serve as a Trustee if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board.

The following sets forth the names, ages, principal occupations, and other information respecting the nominees:

------------------------------------------------------------------------------------------
                                                                               Number of
                                                                               Funds/
                                        Term of                                Portfolios
                                         Office                                overseen
                            Position(s)  and         Principal Occupation      by
           Name                held     length           or Employment         Trustee
                            With Fund   of time       in the past 5 years      or
                                         served                                Nominee
                                                                               for
                                                                               Trustee
------------------------------------------------------------------------------------------

Peter R. Brown              Vice        1986 -    Chairman of the Board,       All IDEX
1180 6th Street East        Chairman    present   Peter Brown Construction     funds (31)
Treasure Island,                                  Company (construction
Florida  33708                                    contractors and              All
(DOB 5/10/28)                                     engineers), Largo, Florida   AEGON/Trans-america
                                                  (1963-2000); Vice            Series
                                                  Chairman,                    Fund,
                                                  AEGON/Transamerica Series    Inc.
                                                  Fund, Inc., Rear Admiral     ("ATSF")
                                                  (Ret.) U.S. Navy Reserve,    Portfolios
                                                  Civil Engineer Corps.        (34)
------------------------------------------------------------------------------------------

Charles C. Harris           Trustee     1994 -    Director,                    All IDEX
35 Winston Drive                        present   AEGON/Transamerica Series    funds
Clearwater,                                       Fund, Inc. (1986-present);   (31)
Florida  33756                                    former Trustee of IDEX
(DOB 7/15/30)                                     Fund, IDEX II Series Fund    All ATSF
                                                  and IDEX Fund 3.             Portfolios
                                                                               (34)
------------------------------------------------------------------------------------------

Russell A. Kimball, Jr.     Nominee     Current   Director,                    Nominee
1160 Gulf Boulevard                     Nominee   AEGON/Transamerica Series    for all
Clearwater Beach,                                 Fund, Inc. (1986-present);   IDEX
Florida  34630                                    General Manager, Sheraton    funds
(DOB 8/17/44)                                     Sand Key Resort (resort      (31)
                                                  hotel), Clearwater,
                                                  Florida (1975-present)       All ATSF
                                                                               Portfolios
                                                                               (34)
------------------------------------------------------------------------------------------

John R. Kenney(1)           Chairman    1996-     Chairman of the Board,       All IDEX
P. O. Box 5068                          present   Director and Co-CEO of       funds
Clearwater,                                       Great Companies, L.L.C.;     (31)
Florida  33758                                    Chairman of the Board of
(DOB 2/8/38)                                      Directors, Western Reserve   All ATSF
                                                  Life Assurance Co. of        Portfolios
                                                  Ohio; Chairman of the        (34)
                                                  Board of Directors
                                                  (September, 1996-present),
                                                  President (September,
                                                  1997-present);
                                                  AEGON/Transamerica Fund
                                                  Advisers, Inc. (investment
                                                  adviser), St. Petersburg,
                                                  Florida; Chairman of the
                                                  Board of Directors
                                                  (September 1996-present),
                                                  AEGON/Transamerica Fund
                                                  Services, Inc., St.
                                                  Petersburg, Florida;
                                                  Director (December,
                                                  1990-present); IDEX
                                                  Management, Inc.,
                                                  (investment adviser), St.
                                                  Petersburg, Florida;
                                                  Trustee and Chairman
                                                  (September 1996-present),
                                                  AEGON/Transamerica Series
                                                  Fund, Inc. (investment
                                                  company), St. Petersburg,
                                                  Florida.
------------------------------------------------------------------------------------------

Patrick S. Baird (1)        President,  1999-     Executive Vice President,    All IDEX
4333 Edgewood Road NE       Trustee     present   Chief Operating Officer      funds (31)
Cedar Rapids,                                     (February, 1996-present),
Iowa 52499                                        AEGON USA; President and     All ATSF
(DOB 1/19/54)                                     Director,                    Portfolios
                                                  AEGON/Transamerica Series    (34)
                                                  Fund, Inc.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                               Number of
                                                                               Funds/
                                        Term of                                Portfolios
                                         Office                                overseen
                            Position(s)  and         Principal Occupation      by
           Name                held     length           or Employment         Trustee
                            With Fund   of time       in the past 5 years      or
                                         served                                Nominee
                                                                               for
                                                                               Trustee
------------------------------------------------------------------------------------------

Jack E. Zimmerman (2)       Trustee     1986 -    Director (December,          All IDEX
507 Saint Michael Circle                present   1987-present), Western       funds (31)
Kettering,                                        Reserve Life Assurance Co.
Ohio  45429                                       of Ohio; currently
(DOB 2/3/28)                                      retired; formerly,
                                                  Director, Regional Marketing
                                                  of Martin Marietta
                                                  Corporation, Dayton (aerospace
                                                  industry) and Director of
                                                  Strategic Planning of Martin
                                                  Marietta Baltimore Aerospace.
------------------------------------------------------------------------------------------

William W. Short, Jr.       Trustee     1986-     Director,                    All IDEX
12420 73rd Court                        present   AEGON/Transamerica Series    funds
Largo,                                            Fund, Inc. (2000-present);   (31)
Florida 33773                                     President and majority
(DOB 2/25/36)                                     shareholder of Short's,      All ATSF
                                                  Inc. (men's retail           Portfolios
                                                  apparel); Chairman of        (34)
                                                  Southern Apparel
                                                  Corporation, S.A.C.
                                                  Apparel Corporation and
                                                  S.A.C. Distributors
                                                  (nationwide wholesale
                                                  apparel distributors),
                                                  Largo, Florida.
------------------------------------------------------------------------------------------

Daniel Calabria             Trustee     1996-     Director,                    All IDEX
7068 S. Shore Drive So.,                present   AEGON/Transamerica Series    funds (31)
South Pasadena,                                   Fund, Inc. (2001-present);
Florida  33707                                    Trustee (1993-present) and   All ATSF
(DOB 3/5/36)                                      President (1993-1995) of     Portfolios
                                                  the Florida Tax Free Funds   (34)
                                                  (mutual funds); President
                                                  and Director (1995) of Sun
                                                  Chiropractic Clinics,
                                                  Inc., Executive Vice
                                                  President (1993-1995),
                                                  William R. Hough & Co.
                                                  (investment adviser,
                                                  municipal bond and
                                                  underwriting firm).
------------------------------------------------------------------------------------------

Janice B. Case              Nominee     Current   Director, Nominee
                                        Nominee   AEGON/Transamerica Series  All IDEX
                                                  Fund, Inc. (2001-present); funds (31)
                                                  Senior Vice President
                                                  (1996-2000), Vice  All ATSF
                                                  President (1990-1996),  Portfolios
                                                  Director of Customer  (34)
                                                  Service & Marketing
                                                  (1987-1990), Florida Power
                                                  Corporation, St.
                                                  Petersburg, Florida
------------------------------------------------------------------------------------------

(1) Such Trustee is an "Interested Person" of the fund as defined in the 1940 Act and an affiliated person of IDEX, and did not receive compensation directly from IDEX. Such Director is also an affiliated person of IMI.
(2) Mr. Zimmerman is the brother-in-law of John R. Kenney, Chairman of IDEX.

The Board met 4 times during the twelve months ended October 31, 2000 (the "Period").

The Board's Audit Committee is composed of Messrs. Brown, Harris, and Short, and met 2 times in the Period. All Audit Committee members are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The functions performed by the Audit Committee include the recommendation of the independent public accountants for IDEX to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principals and practices and other matters when requested from time to time by the Board. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Prospectus/Proxy Statement as Exhibit __

As required by the Charter, the Audit Committee received and reviewed the report of PricewaterhouseCoopers (PWC), the independent public accountants for IDEX, regarding the results of their audit, as well as the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of IDEX. A representative of PWC also discussed with the Audit Committee the independence of PWC from IDEX, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of PWC included the following:

o PWC's responsibilities in accordance with generally accepted auditing standards
o The initial selection of, and whether there were any changes in, significant accounting policies or their application
o  Management's judgments and accounting estimates
o Whether there were any significant audit adjustments o Whether there were any disagreements with management
o  Whether there was any consultation with other accountants
o Whether there were any major issues discussed with management prior to PWC's retention
o  Whether PWC encountered any difficulties in performing the audit
o  PWC's judgments about the quality of the IDEX accounting principles
o PWC's responsibilities for information prepared by management that is included in documents containing audited financial statements

Based on its review of the financial statements and its discussions with management and the representative of PWC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for the year ended October 31, 2000, and filed with the SEC.

During the year ended October 31, 2000, PWC billed IDEX $ 234,000 in fees for professional services in connection with the audit of the annual financial statements and review of SEC filings.

During the fiscal year ended October 31, 2000, no fees were incurred by IDEX from PWC for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to the IDEX financial statements.

The Board's Nominating Committee is composed of Messrs. Brown, Harris, and Short, and met 1 time during the Period. The functions performed by the Nominating Committee includes making nominations for independent trustees, and for membership on committees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Committee in care of the Secretary of IDEX at the address shown on page 1 of this Proxy Statement.

Each Disinterested Trustee currently receives a total annual retainer fee of $20,000, plus $4,000 and incidental expenses for each regular meeting attended and $2,500 for each special meeting attended.

During the fiscal year ended October 31, 2000, the Trustees received the following compensation from IDEX:

    --------------------------------------------------------------------
                                                Compensation for Year
            Name of Person, Position            Ended October 31, 2000
    --------------------------------------------------------------------
    Peter R. Brown,
    Vice Chairman                                      $ 43,500
    --------------------------------------------------------------------
    Daniel Calabria,
    Trustee                                            $ 38,500
    --------------------------------------------------------------------
    Charles C. Harris,
    Trustee                                            $ 43,500
    --------------------------------------------------------------------
    William W. Short, Jr.,
    Trustee                                            $ 43,500
    --------------------------------------------------------------------
    Jack E. Zimmerman,
    Trustee                                            $ 38,500
    --------------------------------------------------------------------

Disinterested Trustees may participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by IDEX and by certain other entities, including

AEGON/Transamerica Series Fund, Inc. Compensation may be deferred on a current basis for services rendered as a director/trustee. Interested Trustees do not receive any compensation from IDEX.

Disinterested Trustees may participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by IDEX and by certain other entities, including AEGON/Transamerica Series Fund, Inc. Compensation may be deferred on a current basis for services rendered as a director/trustee.

Shareholder Approval. The selection of each nominee requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting, in person or by proxy.

--------------------------------------------------------------------------------
                  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS
                           A VOTE "FOR" PROPOSAL No. 2
--------------------------------------------------------------------------------

Proposal No. 3: A Proposal To Permit IMI, After Obtaining Approval Of The Board, To Enter Into And Materially Amend Sub-Advisory Agreements With Non-Affiliated Investment Sub-Advisers On Behalf of each Fund Without Obtaining Shareholder Approval.

At the Board Meeting held on September 11, 2000, the Trustees, including a majority of the trustees who are not parties to the Sub-Advisory Agreements or interested persons (within the meaning of Section 2(a)(19) of the 1949 Act) of any such party (the "Disinterested Trustees"), approved and recommended that shareholders of each Fund approve a policy to permit the Investment Adviser, on behalf of each Fund and subject to approval of the Board, to appoint sub-advisers, to enter into sub-advisory agreements, and to materially amend existing sub-advisory agreements (the "Sub-Adviser Approval Policy") without further shareholder approval for the existing Funds of IDEX, and for future Funds, subject to certain conditions. Special restrictions apply to the Sub-Advisers that are affiliates of the Investment Adviser ("Affiliated Sub-Adviser"). Implementation of the Sub-Adviser Approval Policy approved by the Board is subject to the terms and conditions of an Exemptive Order from the SEC as described below.

IDEX

IDEX Mutual Funds is a Massachusetts Trust organized as a diversified, open-end management investment company under the 1940 Act. Shares of IDEX are registered under the Securities Act of 1933 (the "1933 Act"), and IDEX itself is registered under the 1940 Act on Form N-1A with the SEC. Idex Investor Services, Inc. ("IIS"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of IDEX and IMI, serves as transfer agent and administrator for IDEX. AFSG Securities Corporation, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, serves as principal underwriter for IDEX. IDEX currently consists of 31 funds.

THE INVESTMENT ADVISER

IMI serves as investment adviser to IDEX. IMI does not currently act as an investment adviser with respect to any registered investment company other than IDEX. IMI has served as investment adviser of each Fund since each Fund's inception.

IMI is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). IMI has served as the investment adviser to each Fund of IDEX since January 1, 1998. (Prior to that date, InterSecurities, Inc. served as the investment adviser to various Funds in existence prior to that date.) Pursuant to the Investment Advisory Agreement between IDEX and IMI, dated ______, and subject to the supervision of the Board, IMI is responsible for furnishing continuous advice and recommendations to IDEX as to the acquisition, holding, or disposition of any or all the securities or other assets that each Fund may own or contemplate acquiring from time to time. The Investment Adviser's officers attend meetings of the Board and are responsible for furnishing oral or written reports to keep the Board and officers of IDEX fully informed as to the condition of the investments of each fund, the investment recommendations of IMI, and the investment considerations that have given rise to those recommendations. IMI supervises the purchase and sale of the investments of each Fund and maintains all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX.

The Investment Advisory Agreement contemplates that IMI, in connection with the performance of its responsibilities under the Agreement, will enter into sub-advisory agreements with sub-advisers to provide each Fund with investment management services. IMI selects a sub-adviser based on a qualitative and quantitative evaluation of the proposed sub-adviser. IMI monitors the performance of each sub-adviser and evaluates how well the sub-adviser has performed in managing the assets of its respective fund(s) in light of each such fund's stated investment objective and policies. IMI also monitors each sub-adviser's long-term performance and the level of risk assumed in achieving that level of performance. Particular criteria for the selection and retention of a sub-adviser include the sub-adviser's discipline and thoroughness in pursuit of a fund's stated investment objective and the sub-adviser's long-term performance. Short-term performance by itself is not a significant factor in selecting or terminating a sub-adviser.

IMI also may, from time to time, recommend that the services of a sub-adviser be terminated. The criteria for termination includes the departure of a sub-adviser's key investment advisory personnel, a change in control of management of the sub-adviser, a departure from a fund's stated investment objective or policies, or other developments relating to the sub-adviser that are deemed not to be in the best interest of shareholders by IMI.

THE SUB-ADVISERS

With respect to each Fund, IMI has entered into an investment sub-advisory agreement (each a "Sub-Advisory Agreement" and, together, the "Sub-Advisory Agreements") with one or more investment sub-advisers for each fund (each, a "Sub-Adviser"). IDEX currently has 18 different sub-advisers. Each fund currently has one sub-adviser. Each sub-adviser provides investment advisory assistance and portfolio management advice to IMI for each Fund(s) with respect to which the sub-adviser is engaged. Subject to review and supervision by IMI and the Board, each sub-adviser is responsible for the actual investment management of its fund(s) and for making decisions to buy, sell, or hold any particular security. Each sub-adviser also places orders to buy or sell securities on behalf of that fund. Each sub-adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of its fund(s). Each sub-adviser is a registered investment adviser under the Advisers Act. Each sub-adviser receives monthly compensation from IMI based on a specified percentage of the average daily net assets of each fund managed by that sub-adviser.

Each sub-adviser has been recommended by IMI, and selected and approved by the Board, including a majority of Trustees who are not parties to the sub-advisory agreements or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party ("Disinterested Trustees"), as well as by the shareholders of the relevant fund. The Sub-Advisory Agreement for each Fund was approved on _______.

As required by the 1940 Act, each sub-advisory agreement: describes the compensation that is to be paid to each sub-adviser by IMI; continues in effect for up to two years and from year to year thereafter, only so long as such continuance is specifically approved at least annually by the Board or by a vote of the majority of the outstanding voting securities of the appropriate fund in the manner required by the 1940 Act, and Rules thereunder; may be terminated at any time, without the payment of any penalty, by the IDEX Board or by shareholders on sixty (60) days' written notice to the Sub-Adviser, on (60) days' written notice from IMI to the sub-adviser provided certain conditions are met, or on sixty (60) days' written notice from the sub-adviser to the investment adviser; will terminate automatically in the event of its assignment; and requires approval of amendments thereto as specified by the 1940 Act.

The Section 15 Exemptive Order

On August 5, 1998, the SEC granted an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act to AEGON/Transamerica Series Fund, Inc. (formerly, WRL Series Fund, Inc.), AEGON/Transamerica Fund Advisers, Inc. (formerly, WRL Investment Management, Inc.) (the "ATSF Adviser") and any other registered investment company advised by the Adviser, or a person controlling, controlled by, or under common control with the ATSF Adviser (ICI Release No. 23379) (the "Exemptive Order"). IDEX and IMI are affiliates with those entities and are under common control with the Adviser. The provisions of the 1940 Act require that shareholders approve investment advisory agreements, including sub-advisory agreements, and to approve any material amendment to such an investment advisory agreement. The Exemptive Order was granted by the SEC on [DATE]. If shareholders approve the Sub-Adviser Approval Policy as described in the Exemptive Order, IMI will be authorized, subject to approval by the Board, to evaluate, select and retain new sub-adviser each Funds, or materially amend an existing sub-advisory agreement without obtaining further approval of the affected Funds' shareholders, whenever the Investment Adviser and the Board believe such actions are in the best interests of a Fund and its shareholders.

Current Sub-Adviser Approval Process. Currently, for each Fund, IMI enters into a separate sub-advisory agreement with the respective sub-adviser selected by the investment adviser and approved by the Board. Under the terms of these sub-advisory agreements, the sub-advisers have authority to provide the respective fund(s) with advice concerning the investment management of a fund's assets. Subject to a fund's investment objective policies and restrictions, the sub-advisers determine what securities shall be purchased or sold, and what portion of a fund's assets shall remain uninvested. For these sub-advisory services to each of the Funds, IMI pays each sub-adviser a monthly fee at an annual rate based on the average daily net assets of each Fund, as specified in the specific sub-advisory agreement. Each sub-adviser bears its own expenses of providing sub-advisory services to the respective fund. Each fund's sub-advisory agreement are subject to annual approval by the Board, including the Disinterested Trustees. Any material amendments to an existing sub-advisory agreement currently require approval by the Board and a fund's shareholders.

Each sub-adviser of a fund is an "investment adviser" to that fund, as that term is defined in Section 2(a)(20) of the 1940 Act. Section 15(a) of the 1940 Act and Rule 18f-2 thereunder provide, in effect, that it is unlawful for any person to act as an investment adviser to a fund except pursuant to a written contract that has been submitted to and approved by the vote of a majority of the voting securities of that fund. Therefore, when a sub-adviser is initially retained, shareholders of each affected fund generally are required to approve the sub-advisory agreement with the proposed sub-adviser. Similarly, if an existing sub-advisory agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would be required. Moreover, under Section 15(a), a sub-advisory agreement terminates automatically upon its "assignment," which in most instances would occur upon a change of control of the sub-adviser.

Proposed Sub-Adviser Approval Policy. Approval of the Sub-Adviser Approval Policy on behalf of each Fund will not affect any of the requirements under the federal securities laws that govern each Fund, the investment adviser, the sub-advisers or the sub-advisory agreements other than the requirement to call meetings of each Fund's shareholders and obtain approval for certain changes affecting a non-affiliated sub-adviser. The Board, including the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements between the investment adviser and a sub-adviser as well as all changes to existing sub-advisory agreements. IDEX and IMI will be subject to several conditions imposed by the SEC to ensure that the interests of each Fund's shareholders are adequately protected whenever IMI acts under the Sub-Adviser Approval Policy. Furthermore, within 90 days of the hiring of a new sub-adviser, IDEX will provide each Fund's shareholders with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would be required to be sent to shareholders in a proxy statement.

SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY EACH FUND TO IMI. Shareholders should recognize that in engaging a new sub-adviser and entering into a sub-advisory agreement, IMI will negotiate fees with that sub-adviser and, because these fees are paid by IMI and not directly by each Fund, any fee reduction negotiated by IMI may inure to IMI's benefit and any increase will inure to its detriment. The fees paid to IMI by each Fund and the fees paid to a sub-adviser by IMI are considered by the Board in approving the advisory and sub-advisory arrangements, and any change in fees paid by each Fund to IMI would require shareholder approval. In any event, if the shareholders approve this Policy, then IMI, pursuant to each Fund's Investment Advisory Agreement, will continue to provide the same level of management and administrative services to each Fund as it has always provided.

In addition to shareholder approval, the relief granted by the SEC and set forth in the Exemptive Order is subject to the following conditions:

  (1) IMI will not enter into a sub-advisory agreement with any affiliated sub-adviser without the sub-advisory agreement, including the compensation to be paid thereunder, being approved by each Fund's shareholders of that Fund.

  (2) At all times, a majority of the Board will be persons each of whom is a Disinterested Trustee and the nomination of new or additional Disinterested Trustees will be within the discretion of the then-existing Disinterested Trustees.

  (3) When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board, including a majority of the Disinterested Trustees, will make a separate finding, reflected in the minutes of the meetings of the Board, that the change is in the best interests of each Fund and the shareholders. and does not involve a conflict of interest from which IMI or the affiliated sub-adviser derives an inappropriate advantage.

  (4) IMI will provide general management and administrative services to IDEX and each Fund, including overall supervisory responsibility for the general management and investment of each Fund's securities portfolios, and subject to review and approval by the Board, will: (a) set each Fund's overall investment strategies; (b) select sub-advisers; (c) monitor and evaluate the performance of sub-advisers; (d) allocate and, when appropriate, reallocate each Fund's assets among its sub-advisers in those cases where each Fund has more than one sub-adviser; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with each Fund's investment objective, policies, and restrictions.

  (5) Within ninety (90) days of the hiring of any new sub-adviser, IMI will furnish shareholders with all information about the new sub-adviser that would be included in a proxy statement. The information will include any change in the disclosure caused by the addition of a new sub-adviser. IMI will meet this condition by providing the shareholders with an information statement that meets certain requirements of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

  (6) IDEX will disclose in its prospectus the existence, substance, and effect of the Sub-Adviser Approval Policy. The IDEX prospectus will prominently disclose that the investment adviser has ultimate responsibility for the investment performance of each Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement.

  (7) No Trustee or officer of IDEX or IMI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Trustee or officer) any interest in a sub-adviser, except for:
        (a) ownership of interests in IMI or any entity that controls, is controlled by, or is under common control with IMI; or (b) ownership of less than one percent (1%) of the outstanding securities of any class of equity or debt securities of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser.

In addition, in connection with the implementation of the Sub-Adviser Approval Policy, the Board and IMI may amend, from time to time, certain provisions of the sub-advisory agreements to reflect the terms and conditions of the Exemptive Order and the Sub-Adviser Approval Policy.

Reasons for Requesting Approval of the Sub-Adviser Approval Policy

The Board believes that providing IMI with maximum flexibility to perform those duties that shareholders expect IMI to perform - selecting, supervising and evaluating sub-advisers - without incurring the unnecessary delay or expense of obtaining shareholder approval is in the best interests of each Fund's shareholders because it will allow each Fund to operate more efficiently. Currently, in order for IMI to appoint a sub-adviser or materially amend a sub-advisory agreement, IDEX must call and hold a shareholders meeting of each Fund, create and distribute proxy materials, and solicit proxy votes from each Fund's shareholders. This process is time consuming and costly, and the costs are usually borne entirely by each Fund. Without the delay inherent in holding a shareholders meeting, each Fund would be able to act more quickly and with less expense to appoint a sub-adviser when the Trustees and IMI feel that the appointment would benefit each Fund.

Also, the IDEX Board believes that it is appropriate to allow the selection, supervision and evaluation of a sub-adviser to be done by IMI (subject to review and approval by the IDEX Board) in light of the management structure of IDEX, as well as IMI's significant experience and expertise in selecting sub-advisers and the shareholders' expectation that IMI will utilize that expertise to select the most competent sub-advisers. In the opinion of the Trustees, IMI has demonstrated that it has the requisite expertise to evaluate, select and supervise sub-advisers. The Board believes that many investors choose to invest in a fund because of IMI's experience and expertise in evaluating and choosing sub-advisers who can add the most value to a shareholder's investment in a fund.

Finally, the Board will provide sufficient oversight of the sub-adviser selection process to ensure that shareholders' interests are protected whenever IMI selects a new sub-adviser or materially amends an existing sub-advisory agreements. The Board, including a majority of the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements as well as any amendments to existing sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-adviser. The Trustees will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that their comprehensive review will ensure that IMI continues to act in the best interests of each Fund and its shareholders. Each sub-advisory agreement will continue to be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which relief was granted by the SEC in the Exemptive Order.

Shareholder Approval

The adoption of the Sub-Adviser Approval Policy requires an affirmative vote of a majority of outstanding shares present or by proxy. Shareholders of each Fund will vote as separate classes on the proposals.

--------------------------------------------------------------------------------

     THE IDEX BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR APPROVAL" OF THE SUB-
                            ADVISER APPROVAL POLICY

--------------------------------------------------------------------------------

                               VOTING INSTRUCTIONS

Shareholders of record of each Fund who own shares of beneficial interest at the close of business on November 26, 2001 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to the Reorganization and Exchange, election of Trustees and the Sub-Adviser Approval Policy. Shareholders of each Fund are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights.

With respect to each Fund, the presence in person or by proxy, of a majority of each Fund shares outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal is not received, the persons names as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of each Fund's shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below).

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received in a timely manner and is properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to the proposal, your shares will be voted "FOR" the proposal set forth herein. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

                                    EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated _____ (the "Agreement") between IDEX American Century International (the "Fund") and IDEX International Equity (the "Acquiring Fund") of IDEX Mutual Funds ("IDEX"), a Massachusetts Business Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of each Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of each Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund shares to the shareholders of each Fund in liquidation of each Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, both each Fund and the Acquiring Fund are registered, diversified, open-end management investment companies, and each Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and each Fund are authorized to issue their shares of common stock;

WHEREAS, the Board of Trustees of IDEX has determined that the exchange of all of the assets of each Fund and certain liabilities of each Fund for shares of the Acquiring Fund and the assumption of such liabilities is in the best interest of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of IDEX has determined that the exchange of all of the assets and certain of the liabilities of each Fund for shares of the Acquiring Fund and the assumption of such liabilities is in the best interest of each Fund's shareholders and that the interests of each Fund's existing shareholders would not be diluted as a result of the transaction.

NOW THEREFORE, in consideration of the premises and covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ASSETS OF EACH FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF EACH FUND.

        1.1 Subject to the terms and conditions contained herein, each Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of each Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (i ) to deliver to each Fund the number of Acquiring Fund shares, including fractional Acquiring Fund shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of each Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date ("Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund shares, the Acquiring Fund shall credit the Acquiring Fund shares to each Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to each Fund.

        1.2 Each Fund will endeavor to discharge all of its know liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of each Fund prepared by IDEX, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of each Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

        1.3 Delivery of the assets of each Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank, the IDEX custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, emcumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

        1.4 Each Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. Each Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by each Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

        1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Fund will liquidate and distribute pro rata to each Fund's shareholders of record, determined as of the close of business on the Closing Date, Acquiring Fund shares received by each Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund shares then credited to the account of each Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of each Fund's shareholders and representing the respective pro rata number of the applicable Acquiring Fund shares due such shareholders. All issued and outstanding shares of each Fund simultaneously will be canceled on the books of each Fund.

        1.6 Ownership of Acquiring Fund shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the IDEX current prospectus and statement of additional information.

        1.7 Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than the registered holder of the Acquiring Fund shares on the books of each Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund shares are to be issued and transferred.

        1.8 Any reporting responsibility of each Fund is and shall remain the responsibility of each Fund up to and including the Closing Date and such later date on which each Fund is dissolved.

         2.    VALUATION.

        2.1 The value of each Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"),using the valuation procedures set forth in the IDEX Declaration of Trust, as amended, (the "IDEX Charter"), and then-current prospectus or statement of additional information. In no event shall the same security held by both each Fund and the Acquiring Fund be valued at different prices.

        2.2 The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information.

        2.3 The number of Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for each Fund's net assets shall be determined by dividing the value of the net assets of each Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund share, determined in accordance with paragraph 2.2.

        2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

        3.     CLOSING AND CLOSING DATE.

        3.1 The Closing Date shall be February 28, 2001 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., New York time, at the offices of IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716 or such other time and/or place as the parties may mutually agree.

        3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) each Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

        3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or each Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or each Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

        3.4 The transfer agent for each Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of each Fund's shareholders and the number and percentage ownership of outstanding shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date to the Secretary of each Fund, or provide evidence satisfactory to each Fund that such Acquiring Fund shares have been credited to each Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

        4.     REPRESENTATIONS AND WARRANTIES.

        4.1 Each Fund represents and warrants to the Acquiring Fund as follows:

               (a) Each Fund is a series of IDEX Mutual Funds, in a Massachusetts Business Trust duly organized and validly existing under the laws of the State of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

               (b) Each Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (c) Each Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the IDEX Declaration of Trust, as amended (the "Funds' Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which each Fund is a party or by which it is bound.

               (d) Each Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against each Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Each Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (f) The Statements of Assets and Liabilities of each Fund dated ________, 2001, have not been audited as each Fund commenced operation in April 2001. The unaudited statement (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of each Fund as of such dates, and there are no known contingent liabilities of each Fund as of such dates not disclosed therein.

               (g) Since _____, 2001, there has not been any material adverse change in each Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by each Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

               (h) At the Closing Date, all Federal and other tax returns and reports of each Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of each Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (i) Each Fund intends to meet, and to continue to meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

               (j) All issued and outstanding shares of each Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of each Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. Each Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of each Fund shares, nor is there outstanding any security convertible into any of each Fund shares.

               (k) On the Closing Date, each Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

               (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the IDEX Board of Trustees and, subject to the approval of shareholders of each Fund, this Agreement will constitute the valid and legally binding obligation of each Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (m) The proxy statement of each Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph
               5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

        4.2    The Acquiring Fund represents and warrants as follows:

               (a) The Acquiring Fund is a series of IDEX Mutual Funds duly organized and validly existing under the laws of the State of Massachusetts and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

               (b) The Acquiring Fund is registered under the 1940 Act as an open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

               (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the IDEX Charter or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

               (f) The Statements of Assets and Liabilities of the Acquiring Fund for the period ending October 31, 2000 were taken from the audited IDEX Mutual Funds by the firm of PricewaterhouseCoopers, LLP and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to each Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

               (g) Since October 31, 2000 there has not been any material adverse change in the Acquiring Funds' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

               (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

               (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

               (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the

               Acquiring Funds' shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

               (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board of Trustees, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.      COVENANTS OF THE ACQUIRING FUND AND EACH FUND.

        5.1 The Acquiring Fund and each Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

        5.2 Each Fund will call a meeting of Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

        5.3 Subject to the provisions of this Agreement, the Acquiring Fund and each Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

        5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, each Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of each Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by each Fund's President or its Vice President and Treasurer.

        5.5 Each Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of each Fund shareholders to consider approval of this Agreement and the transactions contemplated herein.

        5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by each Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        6.1 All representations and warranties of each Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

        6.2 Each Fund shall have delivered to the Acquiring Fund a statement of each Fund's assets and liabilities, together with a list of each Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of each Fund.

        6.3 Each Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the IDEX President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of each Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH FUND.

The obligations of each Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

        7.2 The Acquiring Fund shall have delivered to each Fund on the Closing Date a certificate executed in its name by the IDEX President or Vice President and its Treasurer, in form and substance reasonably satisfactory to each Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND EACH FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to each Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

        8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Fund in accordance with the provisions of the IDEX Charter.

        8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or each Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or each Fund, provided that either party hereto may for itself waive any of such conditions.

        8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        8.5 Each Fund shall have declared a dividend or dividends which, together with all previous such shall have the effect of distributing to each Fund's shareholders all of each Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

        8.6 The parties shall have received an opinion of Sutherland Asbill & Brennan LLP substantially to the effect that for Federal income tax purposes:

        (a) The transfer of all or substantially all of each Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of each Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of each Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of each Fund; (c) No gain or loss will be recognized by each Fund upon the transfer of each Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of each Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares to Fund shareholders in exchange for their shares of each Fund; (d) No gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for the Acquiring Fund shares; (e) The aggregate tax basis for the Acquiring Fund shares received by each of each Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of each Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares to be received by each Fund shareholder will include the period during which each Fund shares exchanged therefor were held by such shareholder (provided each Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of each Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to each Fund immediately prior to the Reorganization, and the holding period of the assets of each Fund in the hands of the Acquiring Fund will include the period during which those assets were held by each Fund.

        No opinion will be expressed as to the effect of the Reorganization on
(i) each Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of each Fund that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

9.      TERMINATION OF AGREEMENT.

        9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of each Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any shareholder vote) if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

        9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors, officers or shareholders of the Acquiring Fund or of each Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

10.     WAIVER.

At any time prior to the Closing Date, any of the foregoing conditions may be waived by the IDEX Board on behalf of each Fund or of the Acquiring Fund if, in its judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of each Fund or of the Acquiring Fund, as the case may be.

11.     MISCELLANEOUS.

        11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

        11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

        11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of Florida, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by each Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Massachusetts without giving effect to principles of conflict of laws.

        11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

        11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the Acquiring Fund and each Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                    IDEX Mutual Funds on behalf of:

                                    IDEX Munder Net50
                                    IDEX Pilgrim Baxter Technology
                                    IDEX Transamerica Small Company


                                    By: ___________________________________
                                            John R. Kenney
                                            Chairman and Chief Executive Officer


ATTEST:  __________________
         John K. Carter, Esq.
         Secretary

                                    IDEX Mutual Funds on behalf of:

                                    IDEX Pilgrim Baxter Mid Cap Growth


                                    By: ___________________________________
                                            John R. Kenney
                                            Chairman and Chief Executive Officer


ATTEST:  __________________
         John K. Carter, Esq.
         Secretary

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                         Relating to the Acquisition by
        IDEX Pilgrim Baxter Baxter Mid Cap Growth (the "Acquiring Fund")
                     A Series of IDEX Mutual Funds ("IDEX")
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                     1-888-

                                Of The Assets of
                                IDEX Munder Net50
                         IDEX Transamerica Small Company
                       IDEX Pilgrim Baxter Mid Cap Growth
                                 Series of IDEX

                                  Dated: ______



This Statement of Additional Information, which is not a prospectus, supplements and should be read in connection with the Prospectus/Proxy Statement dated __________, relating specifically to the proposed transfer of all of the assets and liabilities of IDEX Munder Net50, IDEX Transamerica Small Company and IDEX Pilgrim Baxter Technology (each a "Fund," collectively, the "Funds") in exchange for shares of IDEX Pilgrim Baxter Mid Cap Growth (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference.

        1. The IDEX Prospectus and Statement of Additional Information dated March 1, 2001.

        2.      The IDEX Annual Report dated _______________.

        3.      The IDEX Semi-Annual Report dated __________.

                               GENERAL INFORMATION

This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and liabilities of the Funds to the Acquiring Fund, in exchange for like shares of Acquiring Fund (the "Reorganization" or the "Exchange"). The aggregate net asset value of each share issued will have an aggregate net asset value equal to the aggregate net asset value of the shares of each Fund that were outstanding immediately before the effective time of the Reorganization.

        After the transfer of substantially all of its assets and liabilities in exchange for the Acquiring Fund, each Fund will distribute such shares to its shareholders in liquidation of each Fund. Each shareholder owning shares of each Fund at the effective time of the Reorganization will receive shares of the same Class from the Acquiring Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of each Fund. The Acquiring Fund will establish an account for each former shareholder of each Fund reflecting the appropriate number of shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by each Fund for each shareholder. Upon completion of the Reorganization with respect to each Fund, all outstanding shares of each Fund will have been redeemed and cancelled in exchange for shares distributed by the Acquiring Fund, and each Fund will wind up its affairs and be terminated as a series of IDEX under Massachusetts law.

For further information about the transaction, see the Proxy Statement/ Prospectus.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

        The unaudited pro forma information attached to this Statement of Additional Information as Exhibit A gives effect to the proposed transfer of substantially all of the assets and liabilities of each Fund to the Acquiring Fund as if such transfer had occurred as of December 31, 2000. In addition, the pro forma combined statements have been prepared based upon the fee and expense structure of the Acquiring Fund. The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of each Fund (which commenced operations in April 2001) and the Acquiring Fund, incorporated herein by reference in this Statement of Additional Information. The proposed transfer of the assets and liabilities of each Fund to the Acquiring Fund will be accounted for as a tax-free reorganization.

                                    EXHIBIT A
                              Pro Forma Information
                                   (unaudited)

To be composed of:

PORTFOLIO OF INVESTMENTS

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

PRO FORMA STATEMENT OF OPERATIONS

Footnotes

                            PART C: OTHER INFORMATION

Item 15.  Indemnification

Reference is made to ________ of the Registrant's Declaration of Trust, _____ of the Registrant's By-Laws and Section ___ of the Distribution Agreements between IDEX and AFSG Securities Corporation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

          1. Declaration of Trust and all amendments are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. ), as filed with the SEC.
          2. (a) Amended and Restated By-Laws are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. ), as filed with the SEC.
          3.    Not applicable.
          4. Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A.
          5.    Not Applicable.
          6. (a) Form of Investment Advisory Agreements are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. ), Amendment No. ___as filed with the SEC on ______.
                (b) Form of Sub-Advisory Agreements are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. ), Amendment No. ___as filed with the SEC on
                ______.
          7. Distribution Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No.), Amendment No. ___as filed with the SEC on ______.
          8.    Not. Applicable.
          9. Custodian Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. ), Amendment No. ___as filed with the SEC on ______.
         10.    [Check this one]
         11. Opinion and Consent of Sutherland Asbill & Brennan LLP is filed herewith.
         12. Form of opinion of ______ with respect to tax matters is filed herewith.
         13.    Not Applicable.
         14.    Consents of Independent Public Accountant are filed herewith.
         15.    Not Applicable.
         16. Power of Attorney for the Registrant is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No.) as filed with the SEC.
         17.    (a) Form of proxy card is filed herewith.
                (a) The Registrant's Annual Report, dated _____, is incorporated herein by reference.
                (c) Prospectus and Statement of Additional Information of IDEX, dated March 1, 2001, are incorporated herein by reference to Amendment No. ____ to the Registrant's Registration Statement on Form N-1A (File No. _____) as filed with the SEC.
                (d) IDEX Annual Report dated ________ is incorporated by reference.
                (e) N/A
                (f) N/A

Item 17.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at the time shall be deemed to be the initial bona fide offering of them.


                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of St. Petersburg and the State of Florida on the _____ day of ______, 2001.


                                            IDEX Mutual Funds


                                            /s/ John R. Kenney_____
                                            ------------------
                                            John R. Kenney

/s/ John R. Kenney                      Chairman, Trustee & CEO  (Date)
------------------------------------
John R. Kenney


  /s/ Patrick S. Baird                  President and Trustee    (Date)
--------------------------------------
Patrick S. Baird*                  (Principal Executive Officer)


 /s/ Thomas R. Moriarty            Senior Vice President         (Date)
--------------------------------
Thomas R. Moriarty                 Treasurer and Principal
                                   Financial Officer

 /s/ Christopher G. Roetzer        Vice President, Assistant     (Date)
--------------------------------
Christopher G. Roetzer             Treasurer and Principal
                                   Accounting Officer


 /s/ Peter R. Brown                     Trustee                           (Date)
------------------------------------
Peter R. Brown *


 /s/ Daniel Calabria                    Trustee                           Date
------------------------------------
Daniel Calabria *


 /s/ Charles C. Harris                  Trustee                           (Date)
-------------------------------------
Charles C. Harris*

 /s/ William W. Short, Jr.         Trustee                       (Date)
----------------------------------

William W. Short, Jr. *

 /s/ Jack E. Zimmerman             Trustee                       (Date)
--------------------------------
Jack E. Zimmerman *





 /s/ John K. Carter
----------------------------------
*Signed by John K. Carter
 Attorney in Fact




                                  EXHIBIT INDEX

Exhibit No.                                 Description

11      Opinion and Consent of Sutherland Asbill & Brennan, LLP

12      Form of opinion of _____ as to tax matters

13      Consents of Independent Public Accountants

17(a)   Form of Proxy Card

                                  EXHIBIT INDEX

Exhibit No.                         Description

11      Opinion and Consent of Sutherland Asbill & Brennan, LLP

12      Form of opinion of _____ as to tax matters

13      Consents of Independent Public Accountants

17(a)   Form of Proxy Card